UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2016

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8551	22-1851059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Front Street

P.O. Box 500

Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 12, 2016, Hovnanian Enterprises, Inc. announced that its wholly owned subsidiary, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), has extended the early tender deadline by which holders of its 8.625% Senior Notes due 2017 (the “Notes”) must tender such Notes in K. Hovnanian’s previously announced cash tender offer (the “Tender Offer”) and consent solicitation (the “Consent Solicitation” and together with the Tender Offer, the “Tender Offer and Consent Solicitation”) for any and all of the Notes in order to receive the Total Consideration (as defined below) to the “Expiration Time” for the Tender Offer and Consent Solicitation, which is 8:30 a.m., New York City time, on September 7, 2016.

Accordingly, all Notes validly tendered and not withdrawn at or before the Expiration Time will be eligible to receive the total consideration of $1,010 per $1,000 principal amount of Notes purchased pursuant to the Tender Offer and Consent Solicitation (such amount, the “Total Consideration”). The Total Consideration includes a payment of $30.00 per $1,000 principal amount of Notes, which was previously payable only in respect of Notes tendered with consents at or before 5:00 p.m., New York City time, on August 11, 2016, but which is now payable in respect of all Notes tendered with consents at or before the Expiration Time. In addition to the Total Consideration, all holders whose Notes are purchased in the Tender Offer will receive accrued and unpaid interest in respect of their purchased Notes from the most recent interest payment date to, but not including, the payment date for Notes purchased in the Tender Offer. The “Withdrawal Deadline” for the Tender Offer and Consent Solicitation of 5:00 p.m., New York City time, on August 11, 2016 has passed and holders may no longer withdraw Notes tendered or revoke consents delivered in the Tender Offer and Consent Solicitation.

The Tender Offer and Consent Solicitation is being made in accordance with the terms and subject to the conditions stated in the Offer to Purchase and Consent Solicitation Statement, dated July 29, 2016, and in a related Letter of Transmittal and Consent, dated July 29, 2016, which, other than with respect to the extension of the early tender deadline discussed herein, remain unchanged.

A copy of the press release announcing the extension of the early tender deadline is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press Release, issued August 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ Michael Discafani
	Name:	Michael Discafani
	Title:	Vice President and Corporate Counsel

Date: August 12, 2016

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99.1	Press Release, dated August 12, 2016.